650 Page Mill Road Palo Alto, CA 94304-1050 PHONE 650.493.9300 FAX 650.493.6811 www.wsgr.com

September 25, 2013

Via EDGAR and Overnight Delivery

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549-3720

Attention:	Barbara C. Jacobs Luna Bloom Christine Davis Joyce Sweeney

Re:	Barracuda Networks, Inc. Amendment No. 1 to Draft Registration Statement on Form S-1 Submitted September 5, 2013 CIK No. 1348334

Ladies:

On behalf of our client, Barracuda Networks, Inc. (the “Company”), we are responding to the comments of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) contained in its letter dated September 20, 2013 (the “Comment Letter”), relating to the above referenced Amendment No. 1 to the Draft Registration Statement on Form S-1 (the “Registration Statement”). The Company is concurrently submitting via EDGAR this letter and a revised draft of the Registration Statement. For the Staff’s reference, we are providing to the Staff by overnight delivery both a clean copy of the Registration Statement and a copy marked to show all changes from the version confidentially submitted on September 5, 2013.

In this letter, we have recited the comments from the Staff in italicized, bold type and have followed each comment with the Company’s response. Except for page references appearing in the headings and Staff comments below (which are references to the original Registration Statement submitted on September 5, 2013), all page references herein correspond to the page of the revised draft of the Registration Statement, as applicable.

General

1.	We will contact you separately regarding your proposed graphics.

The Company acknowledges the discussions with the Staff and per our discussion will revise the proposed graphics to be included in the Registration Statement accordingly.

AUSTIN     BEIJING     BRUSSELS     GEORGETOWN, DE     HONG KONG     LOS ANGELES     NEW YORK

PALO ALTO     SAN DIEGO     SAN FRANCISCO     SEATTLE     SHANGHAI     WASHINGTON, DC

Securities and Exchange Commission September 25, 2013 Page 2

Selected Consolidated Financial Data

Key Metrics, page 51

2.	We note your revised disclosure in response to prior comment 12 that by adjusting for returns, rebates and other offsets, you believe your computation better reflects the effectiveness of your sales and marketing efforts. Your disclosure regarding the gross billings metric also indicates that this performance metric is a leading indicator of future revenue. As these adjustments represent the company’s estimate of amounts that will not be reflected in future revenues, revise your presentation to exclude the adjustment for returns, rebates, and other offsets that are not expected to be recognized in future revenues. Alternatively, please revise to clarify that the metric is used for evaluating the effectiveness of sales and marketing efforts and include disclosure highlighting that the adjustment for rebates and returns represents management’s estimate of amounts that are not expected to be recognized as future revenues.

The Company advises the Staff that the Company has revised the disclosure on pages 11, 51 and 57 of the Registration Statement to address the Staff’s comment.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Overview, page 55

3.	We note prior comment 14 and your related response. We continue to believe that the disclosure in your Overview can be enhanced through a meaningful discussion of the trends, uncertainties, challenges, and risks that you face, such that the most important matters with which management is concerned in evaluating your financial condition, as well as steps being taken to address such issues, may be understood by investors. We refer you to Sections III.A and III.B. of SEC Release No. 33-8350 for guidance. This disclosure should not be duplicative of other sections of your prospectus, such as your risk factors. Please revise.

The Company advises the Staff that the Company has revised the disclosure on page 56 of the Registration Statement to address the Staff’s comment by adding a cross-reference to the section titled “Factors Affecting our Performance” which includes a discussion of the most important matters with which the Company’s management is concerned.

Critical Accounting Policies and Estimates

Stock-Based Compensation, page 79

4.	We note your added disclosure in response to prior comment 15. Please clarify whether the same set of comparable companies are used in all the relevant valuation estimates, including the discount rate and volatility assumptions.

The Company advises the Staff that the Company has revised the disclosure on page 82 of the Registration Statement to address the Staff’s comment.

Securities and Exchange Commission September 25, 2013 Page 3

Business, page 88

5.	In your response to prior comment 24, you assert that you do not need to provide a description of the terms of the agreement governing your relationship with the highlighted distributor because “the agreement was made in the ordinary course of business and the Company’s business is not ‘substantially dependent’ on such agreement.” While this analysis is appropriate for determining whether the agreement should be filed as an exhibit pursuant to Item 601(b)(10) of Regulation S-K, given that the contract accounted for 13% and 16% of your revenues for fiscal 2013 and the three-months ended May 31, 2013, respectively, we cannot agree with your assertion that this relationship is not material to your business. Please revise your disclosure to include a description of the material terms of this agreement. Additionally, please enhance your disclosure further to describe how your relationships with other such distribution partners are typically governed.

The Company advises the Staff that the Company has revised the disclosure on pages 100, 102 and 103 of the Registration Statement to address the Staff’s comment.

Consolidated Financial Statements

Consolidated Statements of Operations, page F-4

6.	We note your response to prior comment 30 describing your basis for not allocating cost of revenue between appliances and subscription services. Please revise to ensure that your footnote disclosures include a discussion of your basis of presentation and discuss the reasons for such presentation.

The Company advises the Staff that the Company has revised the disclosure on page F-13 of the Registration Statement to address the Staff’s comment.

Note 1. Organization and Summary of Significant Accounting Policies

Warranty and Instant Replacement Service, page F-13

7.	We note your response to prior comment 37 that analogy to ASC 605-20-25 supports recognizing warranty costs as incurred. Please describe for us what consideration was given to the guidance in ASC 460-10-25-5 and -6 with respect to your standard warranty.

The Company supplementally advises the Staff that the Company provides a standard one-year warranty on its appliances. All fees received under customer arrangements are accounted for as a single unit of accounting and are recognized as revenue over future periods in accordance with the Company’s revenue recognition policies (“subscription accounting”). The Company respectfully advises the Staff that the Company closely considered the guidance in ASC 460-10-25-5 and 6 as it relates to the Company’s specific facts and circumstances. As the Company’s revenue recognition policies result in the deferral of revenue, and U.S. GAAP does not explicitly address how to account for warranty expense under subscription accounting, the Company evaluated various alternatives for recognizing warranty expense. The Company concluded that the most appropriate methodology was to recognize warranty costs as incurred. One alternative the Company considered but ultimately rejected was to capitalize the related warranty costs at the inception of the customer arrangement and amortize those costs to cost of

Securities and Exchange Commission September 25, 2013 Page 4

revenue over the related three-year estimated customer relationship period. The Company concluded that such a practice would inappropriately amortize warranty expense over a timeframe longer than the standard one-year warranty period. The Company also considered recognizing all of the warranty expense at the inception of the customer arrangement but ultimately rejected this alternative as it would have resulted in the immediate recognition of expense, when the corresponding revenue is deferred and recognized over time. This would result in the recognition of a loss upfront, which would not accurately reflect the underlying economics of a profitable transaction.

The Company’s conclusion to recognize costs associated with providing standard warranty services as incurred considered the basis for conclusion of SFAS 5, which was later codified into ASC 460. Such basis for conclusion states that “matching, in the sense of recognizing expenses by associating costs with specific revenue on a cause and effect basis, is a consideration in relation to accrual for such matters as uncollectible receivables and warranty obligations.” Consequently, the Company believes ASC 460 contemplates that an accrual for warranty would not occur prior to the recognition of revenue, as the cause and effect clause implies the recognition of costs should accompany the recognition of revenue. The Company also analogized to the guidance of ASC 605-20-25, which prescribes that when revenue is recognized over the life of an extended warranty and product maintenance contract, then the costs should be recognized as incurred. Since ASC 605-20-25 requires deferral of revenue for an extended warranty because there is the expectation of delivering services over time, which is similar to recognizing appliance revenue over the estimated customer relationship period, the Company concluded that an analogy to ASC 605-20-25 supports recognizing standard warranty costs as incurred. As previously noted, the Company concluded it was also inappropriate to amortize warranty expense over a timeframe longer than the period warranty services are provided. Consequently, the Company concluded the most appropriate methodology is to recognize warranty expense as incurred. The Company believes that such methodology is appropriate given that it more closely matches the warranty expense with the timing of appliance revenue recognition, and ensures that the cost of warranty is not expensed in periods beyond the timeframe that services are actually provided.

8.	In addition, in your response to prior comment 37 you indicate that as warranty costs are only one of many types of cost of revenues incurred by the company to fulfill its customer arrangements, you believe separate disclosure of warranty costs would not prove meaningful to investors. In light of the significance of your Hardware Refresh Program to your marketing efforts, please revise to disclose the amount of warranty costs for each of the periods presented. If you continue to believe that such disclosure is not meaningful, tell us the amounts and provide us with a more comprehensive explanation as to why this is not material information.

The Company supplementally advises the Staff, that warranty costs for each of fiscal 2013, 2012 and 2011 were 10.9%, 7.9% and 5.8% of cost of revenue, respectively. The Company further supplementally advises the Staff that a substantial majority of its warranty costs are directly attributable to the Company’s Instant Replacement subscriptions from which the Company derives additional revenue. As noted in the Company’s response to prior comment #37, the Company respectfully advises the Staff that warranty costs are only one of many types of cost of revenue incurred by the Company to fulfill its customer arrangements, and given the small percentage of cost of revenue represented by warranty costs not associated with the Company’s Instant Replacement subscriptions, the Company does not believe that separate disclosure of warranty costs would prove meaningful to investors.

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Securities and Exchange Commission September 25, 2013 Page 5

Please direct any questions with respect to the Company’s responses or the revised draft of the Registration Statement to me at (650) 320-4626 or jsaper@wsgr.com, or to my colleague, Andrew D. Hoffman, at (650) 849-3240 or ahoffman@wsgr.com.

Sincerely,

WILSON SONSINI GOODRICH & ROSATI

Professional Corporation

/s/ Jeffrey D. Saper

Jeffrey D. Saper

Enclosures

cc (w/encl.):	William D. Jenkins, Jr. Diane C. Honda Barracuda Networks, Inc.

Allison B. Spinner Wilson Sonsini Goodrich & Rosati, P.C.

Gordon K. Davidson Jeffrey R. Vetter William L. Hughes Fenwick & West LLP

David A. Cabral Matthew A. Taggart Ernst & Young LLP